UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 21, 2011

BRIDGE BANCORP, INC.

(Exact name of the registrant as specified in its charter)

New York	001-34096	11-2934195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2200 Montauk Highway
Bridgehampton, New York	11932
(Address of principal executive offices)	(Zip Code)

(631) 537-1000

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 1.01           Entry into a Material Definitive Agreement

On November 21, 2011, Bridge Bancorp, Inc. (the “Company”) entered into a Sales Agency Agreement (the “Agreement”) with Sandler O’Neill & Partners, L.P. (“Sandler O’Neill”), pursuant to which the Company may issue and sell from time to time, in a discretionary equity issuance program through Sandler O’Neill as the Company’s sales agent, shares of the Company’s common stock (“Common Stock”), having an aggregate offering price of up to $10,000,000.

Sales of shares of Common Stock pursuant to the Agreement, if any, will be made by means of ordinary brokers’ transactions on the NASDAQ Global Select Market at market prices prevailing at the time of the sale, at prices related to the prevailing market prices, or at negotiated prices.  The Company also may sell shares of its common stock to Sandler O’Neill, as principal for its own account, at a price agreed upon at the time of sale.  If the Company sells shares of Common Stock to Sandler O’Neill as principal or other than in accordance with the Agreement, the Company will enter into a separate terms agreement with Sandler O’Neill.

Shares of Common Stock sold pursuant to the Agreement will be issued pursuant to the prospectus supplement (the “Prospectus Supplement”), filed with the Securities and Exchange Commission (the “Commission”) on November 21, 2011, to the prospectus (the “Prospectus”) filed with the Commission as part of the Company’s Registration Statement on Form S-3 declared effective by the Commission on July 10, 2009 (File No. 333-160240) (the “Registration Statement”).  Prospective investors should read the Prospectus Supplement, the Prospectus and all documents incorporated therein. A copy of the Agreement is attached as Exhibit 99.2 to this Current Report on Form 8-K, and is incorporated herein by reference.  The foregoing description of the material terms of the Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to Exhibit 99.1

Item 8.01           Other Events

Attached as Exhibit 99.2 to this Current Report on Form 8-K, and incorporated herein by reference, is the Company’s press release announcing the commencement of the discretionary equity issuance program described above under Item 1.01.

Exhibits 5.1 and 23.1 to this Current Report on Form 8-K are filed herewith in connection with the Company’s Registration Statement and are incorporated therein by reference.

Item 9.01           Financial Statements and Exhibits

(d) Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description
5.1	Opinion of Luse Gorman Pomerenk & Schick, P.C. regarding validity of the securities to be issued
23.1	Consent of Luse Gorman Pomerenk & Schick, P.C. (included in Exhibit 5.1)
99.1	Sales Agency Agreement, dated November 21, 2011, between Bridge Bancorp, Inc. and Sandler O’Neill & Partners, L.P.
99.2	Press Release, dated November 21, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bridge Bancorp, Inc.
(Registrant)

/s/ Kevin M. O’Connor
Kevin M. O’Connor
President and Chief Executive Officer

Dated:  November 21, 2011